Exhibit 99.1

Potential Business Combination between Landcadia Holdings, Inc. and Waitr Incorporated August 2018

2 / Landcadia Important Information This investor presentation (“Investor Presentation”) is for informational purposes only and does not constitute an offer to s ell , a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Landcadia Holdings, Inc. (“ Landcadia ”) or Waitr Incorporated (“ Waitr ”) or any of Landcadia’s or Waitr’s affiliates. The Investor Presentation has been prepared to assist parties in making their own evaluation with respect to the pr oposed business combination (the “Business Combination”), as contemplated in the Agreement and Plan of Merger (the “Merger Ag ree ment”), of Landcadia and Waitr and for no other purpose. It is not intended to form the basis of any investment decision or any other decision in respect o f the Business Combination. The information contained herein does not purport to be all - inclusive. The data contained herein is de rived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or comple ten ess of any projections or modeling or any other information contained herein. Any data on past performance or modeling contai ned herein is not an indication as to future performance. Landcadia and Waitr assume no obligation to update the information in this Investor Presentation. Important Information About the Business Combination and Where to Find It In connection with the proposed Business Combination, Landcadia intends to file a preliminary proxy statement and a definitive proxy statement with the United States Securities and Exchange C ommission (“SEC”). Landcadia’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by r efe rence therein filed in connection the Business Combination, as these materials will contain important information about Waitr , Landcadia and the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockho lde rs of Landcadia as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies o f the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without cha rge , once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Landcadia Holdings, Inc., 1510 West Loop South, Houston, Texas 77027, Attention: General Counsel, (713) 850 - 1010. Participants in the Solicitation Landcadia , its directors and executive officers, and its sponsors, Fertitta Entertainment, Inc. and Jefferies Financial Group Inc. (f/ k/a Leucadia National Corporation), may be deemed participants in the solicitation of proxies from Landcadia’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Landcadia is contained in Landcadia’s annual report on Form 10 - K for the fiscal year ended December 31, 2017, which was filed with the SEC and is available free of c harge at the SEC’s web site at www.sec.gov, or by directing a request Landcadia Holdings, Inc., 1510 West Loop South, Houston, Texas 77027, Attention: General Counsel, (713) 850 - 1010. Additional information regarding the interests of such participants will be contained in the proxy statement for the Business Combination when avail abl e. Waitr and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockh ol ders of Landcadia in connection with the Business Combination. A list of the names of such directors and executive officers and information reg ar ding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available. Forward - Looking Statements This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securi ties Litigation Reform Act of 1995. Landcadia’s and Waitr’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecas t,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and simila r expressions are intended to identify such forward - looking statements. These forward - looking statements include, without limitation, Landcadia’s and Waitr’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfacti on of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Landcadia’s and Waitr’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that c oul d give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (2) the out com e of any legal proceedings that may be instituted against Landcadia and Waitr following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete t he Business Combination, including due to failure to obtain approval of the stockholders of Landcadia or other conditions to closing in the Merger Agreement; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could inte rfe re with the proposed Business Combination; (5) the inability to obtain or maintain the listing of the post - acquisition company’s ordinary shares on The Nasdaq Stock Market following the Business Combination; (6) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, amon g other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combina tio n; (9) changes in applicable laws or regulations; (10) the possibility that Waitr or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in the proxy statement relating to th e B usiness Combination, including those under “Risk Factors” therein, and in Landcadia’s other filings with the SEC. Landcadia cautions that the foregoing list of factors is not exclusive. Landcadia cautions readers not to place undue reliance upon any forward - looking statements, which speak only as of the date made. Landcadia does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This presentation shall also not constitute an offer to sell or the solicitation of an o ffe r to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualificatio n u nder the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus me eti ng the requirements of section 10 of the Securities Act of 1933, as amended. Industry and Market Data In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in whic h Waitr competes and other industry data. We obtained this information and statistics from third - party sources, including reports by ma rket research firms, and company filings. Preliminary Results The financial results presented in this investor presentation are preliminary and unaudited. They are subject to the completi on and finalization of Waitr’s financial and accounting procedures, and reflect management’s estimate based solely upon information available to management as of the date of this investor presentation. Further information learned during that completion and finalization may alter the final results. In ad dit ion, the preliminary estimates should not be viewed as a substitute for full quarter financial statements prepared in accorda nce with generally accepted accounting principles in the United States of America. Projected Financial Information This presentation contains financial forecasts, including with respect to Waitr’s gross food sales and revenue for Waitr’s fiscal years 2018 - 2020. These financial forecasts were prepared in good faith by Landcadia and Waitr on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with GAAP. Neither Landcadia’s nor Waitr’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the pur po se of their inclusion in this presentation, and accordingly, neither of them expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes onl y and should not be relied upon as being necessarily indicative of future results. Certain of the above - mentioned projected info rmation has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherent ly uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that co uld cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside o f Waitr’s control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of Waitr or the combined company after the Business Combination or that actual results will not differ materially from those presented in the prospective financial information. Inc lusion of the prospective financial information in this presentation should not be regarded as a representation by any person th at the results contained in the prospective financial information will be achieved. Trademarks As of the date of this presentation, Waitr had two trademarks registered in the United States, including “ Waitr .” This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the prop ert y of their respective owners. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation are listed without the TM, SM, © and ® symbols, bu t Waitr will assert, to the fullest extent under applicable law, its rights or the rights of the applicable owners, if any, to these tr ademarks, service marks, trade names and copyrights.

3 / Landcadia Delivering On Landcadia’s Investment Thesis x Restaurant ordering and food delivery technology platform x Massive underpenetrated market x Tremendous organic growth x Actionable acquisition opportunities to drive scale x Great customer experience and differentiated value proposition for restaurant partners x Capital efficient model with strong unit economics – with a proven track record x Significant operating leverage on par with industry leaders x Highly complementary with Landcadia’s sponsors

4 / Landcadia Landcadia Brings Industry Expertise And Strong Sponsorship x Access to Tilman J. Fertitta and the Landry’s management team x Immediate access to restaurants to seed new growth markets x Promotion of Waitr as a delivery partner within Fertitta’s portfolio of over 4 million loyalty members across Landry’s restaurants and Golden Nugget Casinos x Tilman J. Fertitta will drive elevated media exposure nationally and in strategic markets for Waitr x Partnership with NBA Houston Rockets - over 10 million Facebook followers alone

5 / Landcadia Summary Transaction Terms • Pro - forma enterprise value of $388 million – Implied 2018E revenue multiples of 5.8x - 6.3x (1) – Implied 2019E revenue multiples of 3.0x - 3.2x (2) • $141 million of cash to fund growth initiatives and for general corporate purposes • Existing Waitr owners receive total consideration of $308 million (3) – Transaction consideration includes $75 million of cash and 22.5 million of shares in Landcadia at close (4) Illustrative Post - Transaction Ownership Breakdown Sources & Uses Transaction Terms Pro - Forma Illustrative Enterprise Value at Close (1) Assumes 2018E net revenue (excl. gratuity) of $62M - $67M. (2) Assumes 2019E net revenue (excl. gratuity) of $120M - $130M. (3) Assumes no redemptions in connection with the vote to approve the business combination. Includes gross cash in trust at 5/31/ 18, net of 1.7 mm shares redeemed in connection with the extension. Minimum cash consideration is $50.0M less the aggregate Waitr convertible note cash out amount, less the aggregate cash amount payable to the non - accredited Waitr stockholders. The total number of shares outstanding will increase as the cash to existing shareholders decreases. (4) Approximately 793,000 unvested options of Waitr will be rolled over into new options issued by Landcadia. (5) Includes 638,561 shares owned by Landcadia’s sponsors as of December 31, 2017 or 1.2% of the pro forma entity. (5) ($ and shares in millions, except per share values) (4) (3) Sources of Funds LCA Cash $235.6 Waitr Rollover Equity 225.0 Total Sources $460.6 Uses of Funds Cash to existing Waitr Shareholders $75.0 Fund Balance Sheet 140.6 Waitr Rollover Equity 225.0 Estimated Fees & Expenses 20.0 Total Uses $460.6 Pro-Forma Shares Outstanding 52.8 LCA Illustrative Price per Share $10.00 Equity Value $528.2 Less: Pro Forma Cash 140.6 Pro-Forma Enterprise Value $387.6 Pro Forma Ownership - Fully Diluted % LCA Shares 23.3 44% Waitr Rollover Shares 22.5 43% LCA Founder Shares 6.3 12% Waitr Unvested Options 0.8 2% Total Shares Outstanding 52.8

6 / Landcadia Comparable Company Benchmarking 2018E & 2019E Revenue Growth Source: Company filings and Capital IQ as of 7/31/18. (1) Waitr multiples assume a pro forma enterprise value at close of $387.6M. (2) Net revenue excludes gratuity. 2018 Median: 40% 125%+ 44% 41% 39% 33% 90%+ 28% 40% 30% 21% 5.8x - 6.3x 11.4x 11.0x 10.3x 7.1x 3.0x - 3.2x 9.0x 7.9x 7.9x 5.9x 2018E & 2019E Revenue Multiple (1) 2018 Median: 10 .7x 2019 Median: 7.9x Operating and Trading Metrics 2019 Median: 29% 2018E Implied Revenue: $62M - $67M (2) 2019E Implied Revenue: $120M - $130M (2)

7 / Landcadia Company Overview

8 / Landcadia Orders Waitr Has Accomplished A Great Deal In A Short Period Of Time 2014 2015 2016 2017 2018E Founded 2013 Launched 1 st Market in Lake Charles in late 2014 Launched 2 nd Market in Lafayette in April 2015 Launched 3 rd Market in Baton Rouge in January 2016 3 11 24 45+ markets markets markets markets Begin Grocery Delivery March 2017 7.7M Cumulative Orders 25 Markets Profitable January 2017 1M Cumulative Orders 2013 21,300 June 2018 10,000 September 2017 5,000 January 2017 1,000 March 2016 Orders Per Day (1) (1) Monthly average.

9 / Landcadia Waitr Investment Highlights 9 Massive Restaurant Delivery Market Is Underpenetrated And Moving Online Leading Position In Our Current Markets With A Marketplace Model And Proven Expansion Strategy Strong Value Proposition To Customers And Restaurants Powered By A Differentiated Proprietary Technology Platform High Growth Business Model Built In A Capital Efficient Manner Partnership With Landcadia Is Expected To Accelerate Growth And Entrench Competitive Positioning 1 2 3 4 5 6

10 / Landcadia Massive Restaurant Delivery Market Is Underpenetrated And Moving Online …Creating A Massive Addressable Market Consumers Are Moving Online… Online Restaurant Delivery Is Expected To Double … With Restaurants Following Suit … 6% 11% 2016 2022E $520B Total U.S. Restaurant Industry $13B Current U.S. Online Restaurant Delivery $220B Total U.S. Restaurant Industry Off - Premise (1) Source: Wall Street Research. (1) Includes drive - thru. Online Restaurant Delivery Revenue As A % Of Total Restaurant Industry Off - Premise (1) $13B $32B U.S. Market Size Shopping Transportation Hospitality Digital Media / /

11 / Landcadia Waitr Focuses On A Massive Underserved Market Core market represents 35% of U.S. restaurants Number of U.S. Restaurants By Market Population (1) 179K 177K 205K 28K Top 10 11 - 50 51 - 500 500+ 15% 85% 11-50 51-500 Market Ranking by Population Waitr Targets Underserved Tier Two and Three Markets Restaurants On Waitr’s Platform By Market Population Rank (1) Source: U.S. Census Bureau, Bureau of Labor Statistics.

12 / Landcadia Waitr’s Marketplace Platform Connects Consumers And Restaurants Restaurants x Higher Average Order Value And Incremental Orders x Deep Restaurant Integration x Rich Customer Data 5,900+ Restaurants Under Contract (2) x Discovery x Convenience x Personalization Consumers 678K+ Active Diners (1) (1) Diners who have placed an order over the past 12 months as of Q2 2018. (2) As of 6/30/18. (3) Number of drivers who were active in Q2 2018. Drivers x Primarily W - 2 Employees With Scheduled Hours 7,500+ Active Drivers (3)

13 / Landcadia Supporting Waitr’s Restaurant Customers: Its Drivers Background - checked , trusted partners Ability to schedule and optimize performance Quality control for demeanor, appearance, safety Readily identifiable and uniformed Stable jobs enhance reputation in community Every driver interviewed in - person with city team

14 / Landcadia Waitr Has Created A Great Consumer Experience For Online Discovery And Ordering Personalize your experience 2 Choose Your Order & Customize With Add - Ins 4 Pick your location 1 Enjoy 6 Track Your Order 5 Discover New Restaurants 3

15 / Landcadia Our Focus Is On Full Service Restaurants ~ $35 $16 - 20 ~ $6 QSR Delivery QSR Dine-In Leading To Higher Net Revenue Per Order ~ $10 ~ $8 QSR Delivery (1) (1) Source: Wall Street Research. (1) Includes Gratuity and delivery fees. QSR Delivery calculated as average meal delivery value of $9 - 12, plus $5 delivery fee and $ 2 - 3 average tip per equity research. (2) Based on delivery economics of one of Waitr’s major competitors. (2) Average Order Value Net Revenue Per Order Our business model encourages restaurant buy - in and generates more net revenue per order A Better Business Model

16 / Landcadia Delivering A Differentiated Experience For Restaurants Partnership Focused Restaurant Experience x Upfront restaurant investment x Menu onboarding & photography x In - market local team support Attractive Pricing For Restaurants x Most attractive transaction pricing – 15% commission versus ~30% at competitors x ~2 – 4 week restaurant payback on upfront investment Partner Marketing To Restaurants x Access to our marketing resources x In - store marketing collateral x Actionable data insights & analytics Customer Service And Driver Relationships x Dedicated restaurant support x Live consumer support x Professionally branded drivers 1.95x more sales per restaurant (1) Substantial Uplift For Waitr’s Restaurant Partners Market Cohorts Three Years on Platform vs One Year on Platform (1) For period Q2 2018.

17 / Landcadia A Growing List Of Leading Restaurant Partners Waitr is Focused on Serving Local Independent Restaurants And Supports Regional and National Chains and Franchises 5,900+ Restaurants Under Contract Note: As of 6/30/18.

18 / Landcadia How Waitr Launches And Grows New Markets Phase 0 Phase 1 Phase 2 Phase 3 Pre - launch markets • ~$200K average cost • 1 new market launched every 2 weeks • Identification of markets and key restaurant partners • Building supply and stimulating early demand, awareness, app installs • Launch with 40+ restaurants • 1:1 driver to restaurant initially • City Manager for driver operations 0 - 100 Orders per day • Rapid growth in restaurants and users • Optimizing orders per driver in the field 100 - 1,000 Orders per day • Market breakeven ~350 orders per day • Word of mouth increases restaurant interest • Managing orders per driver in the field • Hire more drivers to handle increase in volume 1,000+ Orders per day • Sustainable profitability in market • Order per driver per hour, driving margin into the system 60 6 Average number of days for new markets: 30 - 90

19 / Landcadia New Market Opportunities 2015 2016 2017 2018E 2019E x Proximity: 11 states with major interstate connectivity, 105 million people, 32% of US addressable population x Population Size: 50,000 - 750,000 x Other Factors: • Leverage Waitr Restaurant Partner Network • Restaurant Spending per Capita x Tip Credit: many states count tips toward wages x Competitive Presence: focus on the underserved market in secondary and tertiary cities ~200 New Markets Identified within this Footprint 8 30 20 8 8 4 6 2 1 4 6 5 9 3 7 4 8 Interstate 16 31 2 2 1 3 4 4 4 5 6 7 8 9 8 8 8 6 20 30 Total Number of Markets Served by Year: Current Business Plan Note: As of Q2 2018. 34 3 10 24 45+ 70+

20 / Landcadia Note: Date shown below market represents date launched. Late 2014 January 2016 November 2017 Days to reach 1,000 Cumulative Orders Improving Launches In New Markets 76 32 12 6 Lake Charles Baton Rouge Birmingham Jackson June 2017

21 / Landcadia #1 #2 #3 #4+ Waitr Is Winning Versus The Competition Market Rank by Number of Restaurants on Platform in Each Market #1 Columbus, GA Google Trends Web Search Interest Source: Google Trends. Note: Shown as 8 - week moving average; information from 6/30/2016 through 6/30/2018. Note: Defined by the number of restaurants served by Company in market vs. Grubhub , UberEats and BeyondMenu . Based on company websites. New Orleans, LA Baton Rouge, LA Mobile, AL / Pensacola, FL Launched January 2016 Launched July 2016 Launched February 2018 Launched June 2017 6/16 12/16 6/17 12/17 6/18 6/16 12/16 6/17 12/17 6/18 6/16 12/16 6/17 12/17 6/18 6/16 12/16 6/17 12/17 6/18

22 / Landcadia Waitr Outperforms The Competition Share of June 2018 sales in cities where Waitr operates 0% 10% 20% 30% 40% 50% Competitor 4 Competitor 3 Competitor 2 Competitor 1 Market Share Average Monthly Customer Retention (1) : 30% Source: Second Measure. (1) Weighted average one year monthly customer retention for customers who made their first purchase with each company between Ju ly 2016 and June 2018. (2) Industry includes top five competitors that overlap with Waitr’s markets. Industry Average : 21% (2) 40%+ outperformance versus competition

23 / Landcadia Experienced Founder - Led Management Team Dave Pringle Chief Financial Officer Chris Meaux Co - Founder & Chief Executive Officer Meaux’s 2 Geaux Tyson Queen Director of Sales & Marketing Coco Pahl Head of Product Evan Diaz de Arce Co - founder, Finance Addison Killebrew Co - founder, Chief Innovation Officer Sonny Mayugba Chief Marketing Officer Travis Boudreaux Director of Software Engineering Manuel Ramirez Co - Founder, Chief Architect Joe Stough Chief Strategy Officer

24 / Landcadia Financial Highlights

25 / Landcadia Waitr Financial Highlights 25 Note: As of Q2 2018. (1) Gross food sales represents food and beverage receipts, plus taxes, prepaid gratuities and delivery fees. (2) Net revenue excludes gratuity payments. (3) On a net revenue basis Massive Growth Continues 130%+ Q2 2018 Year - Over - Year Gross Food Sales (1) Growth 1 Proven Market Economics and Marketplace Model With Positive Contributions in 25 of 34 Markets 2 Strong Gross Profit with ~ 30% Gross Margin to Net Revenue (2) 3 Proven Customer Return On Investment With Over 10x Lifetime Value (3) / Customer Acquisition Cost 4 Capital Efficient Business Model With Only ~$26M In Capital Raised To Date 5

26 / Landcadia 1,099 3,742 2,129 5,933 2016 2017 Q2'17 Q2'18 Contracted Restaurants Rapid Growth And Scale (1) Restaurant retention calculated using historical restaurant churn since inception. Excludes restaurant closures. (2) Diners who have placed an order over the past 12 months. (3) Diner retention is quarterly as of Q1 2018. 118 419 243 679 2016 2017 Q2'17 Q2'18 Active Diners (2) 874 3,400 781 1,865 2016 2017 Q2'17 Q2'18 Orders (in thousands) (in thousands) 139% Y - o - Y Growth 90% Retention (3) 99% Retention (1)

27 / Landcadia Number of Orders per Quarter by Annual Market Cohort (1) Continued Improvements In Market Cohorts (in thousands) (1) Annual market cohort refers to all markets established by Waitr in a respective year. 2015 2016 2017 2018 0 100 200 300 400 500 600 700 800 900 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 Orders per Quarter Quarters Since Market Launch

28 / Landcadia Gross Margin Average Orders per Day 2017 2016 2015 Market Cohort Note: YTD as of Q2 2018; Gross Margin defined as gross profit / adjusted net revenue (excluding pass through gratuity). Cost of sales primarily consists of driver costs, payroll and expenses for city - level teams and credit card processing fees. 2018 12 7 2 Profitable Gross Margin 4 Proven Market Contribution – Gross Margin 500+ (40%) (20%) 0% 20% 40% 60% 80%

29 / Landcadia High Growth Profile Net Revenue Growth: Gross Food Sales (1) ($ Millions) (1) Gross food sales represents food and beverage receipts, plus taxes, prepaid gratuities and delivery fees. (2) Net revenue excludes gratuity payments. Net Revenue (2) Gross Food Sales Growth: 115%+ 90%+ 275%+ 70%+ 125%+ 90%+ 170%+ ~70%+ <$10 ~$27 $62 - $67 $120 - $130+ $200 - $220+ 2016 2017 2018E 2019E 2020E ~$30 ~$120 $260 - $280 $500+ $850+ 2016 2017 2018E 2019E 2020E

30 / Landcadia ~$30 ~$120 $216 $263 $260 - 280 2016 2017 Q1 2018 Run Rate Q2 2018 Run Rate 2018E Q2 Update Net Revenue Growth: Gross Food Sales (1) ($ Millions) (1) Gross food sales represents food and beverage receipts, plus taxes, prepaid gratuities and delivery fees. (2) Run rate gross food sales and orders calculated as Q1 2018 actual numbers multiplied by four. (3) Run rate gross food sales and orders calculated as Q2 2018 actual numbers multiplied by four. 125%+ 100%+ 170%+ ~70%+ Number of Restaurants 1,099 3,742 4,670 5,933 ~7,000 Number of Orders 874 thousand 3.4 million 6.1 million 7.5 million 7.5 - 8.0 million Number of Markets 10 24 29 34 45+ (2) (3)